Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 19: Subsequent Events

Sale of the Waldorf Astoria New York

In October 2014, we entered into a purchase and sale agreement to sell the Waldorf Astoria New York hotel for $1.95 billion, which is payable in cash at closing and is subject to customary pro rations and adjustments. At closing, we will enter into a management agreement with a 100-year term with the buyer, pursuant to which we will continue to operate the hotel under our “Waldorf Astoria Hotels & Resorts” brand. The buyer has provided a $100 million cash deposit, which is being held in escrow as earnest money and the completion of the transaction is subject to customary closing conditions. Subject to specified terms and conditions, the closing is scheduled for December 31, 2014, but the parties have the right to adjourn closing to March 31, 2015, subject to certain additional limited adjournments. At closing, we expect that our existing approximately $525 million mortgage loan secured by the Waldorf Astoria New York will be repaid in full from other sources of liquidity.

Debt Repayment

In October 2014, we made a voluntary prepayment of $100 million on our Term Loans.

Note 30: Subsequent Events

HGV Grand Islander

In January 2014, we executed a Purchase and Sale Agreement (“PSA”) with an affiliate of Blackstone for the sale of certain land and easement rights at the Hilton Hawaiian Village in connection with a timeshare project, for a total purchase price of approximately $25 million. Additionally, the PSA provides for Blackstone to purchase from us the name, plans, contracts and other documents related to the timeshare project through reimbursement of certain costs already incurred by us and those incurred through the closing date. Blackstone will then develop and construct the timeshare property for which we expect to provide services through a sales and marketing agreement. The closing date is expected to occur in March 2014, subject to the satisfaction of the conditions of the agreement.

Share-based Compensation

In February 2014, our board of directors approved a share-based payment award consisting of restricted stock units under our 2013 Omnibus Incentive Plan that will vest over one to two years based on service conditions to certain non-executive employees that had participated in an existing cash-based, long-term incentive plan. As this replacement award is in lieu of a cash payment that would have been made under the cash-based plan, the amount accrued as of December 31, 2013 will be reversed and is expected to result in a reduction of compensation expense of approximately $25 million during the first quarter of 2014. We expect the compensation expense incurred during 2014 resulting from the new share-based compensation awards to offset the reduction of compensation expense from the reversal of the replaced long- term incentive plan accrual, and the awards will not result in a material change to compensation expense in future years.